Exhibit 99.1

BLUE COAT REPORTS FINANCIAL RESULTS FOR FIRST QUARTER

ENDED JULY 31, 2008

Achieves Record Net Revenue for Tenth Consecutive Quarter

SUNNYVALE, Calif., August 21, 2008 – Blue Coat Systems, Inc. (NASDAQ: BCSI), the leader in WAN Application Delivery and Secure Web Gateway, today reported its financial results for its first quarter of fiscal 2009 ended July 31, 2008. Total net revenue for the first fiscal quarter of 2009 was $102.5 million, an increase of 64% compared to net revenue of $62.4 million for the same quarter last year and a 16% increase compared to net revenue of $88.2 million in the immediately preceding quarter. Excluding net revenue associated with the acquisition of Packeteer, Inc. on June 6, 2008, net revenue for the first fiscal quarter of 2009 was $86.4 million.

On a GAAP basis, the Company reported a net loss of $5.8 million, or ($0.15) per diluted share, in the first quarter of fiscal 2009, compared to net income of $12.5 million, or $0.32 per diluted share in the fourth quarter of fiscal 2008.

The Company reported non-GAAP net income of $6.8 million, or $0.16 per diluted share, in the first quarter of fiscal 2009, compared to non-GAAP net income of $13.1 million, or $0.33 per diluted share, in the fourth quarter of fiscal 2008. Non-GAAP net income includes $4.8 million of expense for integration activities related to the acquisition of Packeteer. Non-GAAP net income excludes $6.1 million in expense related to the write-up of acquired inventory to its assessed fair value, $4.2 million in stock-based compensation expense, $2.1 million in amortization of intangible assets, $1.5 million in restructuring expense related to severance costs, and $0.7 million in expenses associated with matters related to the stock option investigation. Non-GAAP net income includes $2.1 million in additional income tax expense based on a 30% effective tax rate applied to non-GAAP pre-tax income. In the fourth quarter of fiscal 2008, non-GAAP net income excluded $4.0 million in stock-based compensation expense, $0.4 million in amortization of intangible assets and $1.3 million in expenses associated with matters related to the stock option investigation. Also excluded from non-GAAP net income in the fourth quarter of fiscal 2008 was a net tax benefit on a GAAP basis of $3.6 million related to the partial reversal of a valuation allowance on deferred tax assets, partially offset by a charge related to the implementation of a new global business structure. Non-GAAP net income also included $1.5 million in additional income tax expense based upon our effective tax rate.

“Now that we have completed the acquisition of Packeteer we are focusing on integrating the two companies into a single organization and reaping the cost, management, technology, and market synergies, “ said Brian NeSmith, president and chief executive officer, Blue Coat Systems. “We remain unique with a combination of technologies for WAN and Internet gateway visibility, acceleration and security that solves the growing application delivery challenges faced by enterprises and organizations.”

Blue Coat ended the quarter on July 31, 2008, with cash, cash equivalents, and restricted cash of $76.3 million, a decrease of $111.8 million from the prior quarter. Cash flow provided by operations in the first quarter of fiscal 2009 was $5.5 million.

Financial Outlook

For the fiscal quarter ending October 31, 2008, the Company currently anticipates net revenue in the range of $116.0 to $120.0 million. On a GAAP basis, the Company expects a net loss of ($0.16) to ($0.10) per share. On a non-GAAP basis, the Company expects earnings of $0.15 to $0.20 per diluted share. Forecasted earnings per diluted share for the second quarter of fiscal 2009 includes an estimate of $5.5 to $6.5 million of expense for integration activities related to the acquisition of Packeteer. Non-GAAP earnings per diluted share excludes expense related to the write-up of acquired inventory to its assessed fair value, stock-based compensation expense, amortization of intangible assets, expenses associated with the stock option investigation and assumes an effective tax rate of 30%.

About Non-GAAP Financial Measures

Blue Coat uses non-GAAP financial measures of income for internal evaluation and to report the results of its business. These non-GAAP financial measures include non-GAAP gross profit, non-GAAP operating income, non-GAAP net income, and non-GAAP net income per share. These measures are not in accordance with, nor an alternative to, GAAP. These measures are intended to supplement GAAP financial information, and may be different from non-GAAP financial measures used by other companies. Blue Coat believes that these measures provide useful information to its management, board of directors and investors regarding its ongoing operating activities and business trends related to its financial condition and results of operations. Blue Coat believes that it is useful to provide investors with information to understand how specific line items in the statement of operations are affected by certain items, such as expense related to the write-up of acquired inventory to its assessed fair value, stock-based compensation expense, amortization of intangible assets, restructuring expenses, expenses associated with matters related to the stock option investigation and tax adjustments. In addition, the Company’s management and board of directors use certain non-GAAP financial measures in developing operating budgets and in reviewing the Company’s financial results of operations, since items such as expense related to the write-up of acquired inventory to its assessed fair value, stock-based compensation expense, amortization of intangible assets, restructuring expenses, expenses associated with matters related to the stock option investigation and tax adjustments do not impact its current resource allocation decisions. Additionally, the Company believes that inclusion of these non-GAAP financial measures provides consistency and comparability with its past reports of financial results. However, investors should be aware that non-GAAP measures have inherent limitations and should be read in conjunction with the Company’s consolidated financial statements prepared in accordance with GAAP. Refer to the accompanying tables for a detailed reconciliation of GAAP to non-GAAP gross profit, operating income, net income and earnings per share.

Conference Call & Webcast

The Company will host a conference call today at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). Participants should call (800) 288-8974 with the passcode: 956067. A replay of the call will be available starting Thursday, August 21, 2008 at 4:00 p.m. Pacific Time (7:00 p.m. Eastern Time), and can be accessed by calling (800) 475-6701 with the passcode: 956067. An audio Webcast of the call will also be available at http://www.bluecoat.com/aboutus/investor_relations.

About Blue Coat Systems

Blue Coat secures Web communications and accelerates business applications across the distributed enterprise. Blue Coat’s family of appliances and client-based solutions – deployed in branch offices, Internet gateways, end points, and data centers – provide intelligent points of policy-based control enabling IT organizations to optimize security and accelerate performance between users and applications. Blue Coat has installed more than 40,000 appliances worldwide. Blue Coat is headquartered in Sunnyvale, California, and can be reached at (408) 220-2200 or www.bluecoat.com.

# # #

FORWARD LOOKING STATEMENTS: This document contains certain forward looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements including: statements regarding the Company’s expected net revenue, GAAP earnings per share and non-GAAP earnings per share in the second fiscal quarter of 2009; the expected results of the Company’s recent acquisition of Packeteer; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the risks that are described from time to time in the Securities and Exchange Commission reports filed by Blue Coat, including but not limited to the risks described in Blue Coat’s Annual Report on Form 10-K for the year ended April 30, 2008. Accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of Blue Coat. Blue Coat assumes no obligation and does not intend to update these forward-looking statements except as required by applicable law.

Media Contact:	Steve Schick	Investor Contact:	Daniel Levy
	Blue Coat Systems		Blue Coat Systems
	steve.schick@bluecoat.com		daniel.levy@bluecoat.com
	408-220-2076		408-220-2318

BLUE COAT SYSTEMS, INC.

Table 1

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended
	July 31, 2008	April 30, 2008	July 31, 2007
Net revenue:
Product	$73,929	$66,232	$48,076
Service	28,574	21,998	14,327

Total net revenue	102,503	88,230	62,403
Cost of net revenue:
Product	22,114	14,254	9,819
Service	9,953	6,903	4,792

Total cost of net revenue	32,067	21,157	14,611

Gross profit	70,436	67,073	47,792
Operating expenses:
Research and development	18,187	14,023	11,615
Sales and marketing	43,648	36,472	28,614
General and administrative	11,033	8,918	5,682
Amortization of intangible assets	1,162	113	112
Restructuring	1,546	—	—

Total operating expenses	75,576	59,526	46,023

Operating (loss)/income	(5,140)	7,547	1,769
Interest income, net	345	1,250	1,247
Other (expense) income, net	(187)	65	(43)

(Loss)/income before income taxes	(4,982)	8,862	2,973
Provision/(benefit) for income taxes	853	(3,621)	331

Net (loss)/income	$(5,835)	$12,483	$2,642

Basic net (loss)/income per common share	$(0.15)	$0.33	$0.08

Diluted net (loss)/income per common share	$(0.15)	$0.32	$0.07

Shares used in computing basic net (loss)/income per common share	38,016	37,937	35,223

Shares used in computing diluted net (loss)/income per common share	38,016	39,562	38,820

BLUE COAT SYSTEMS, INC.

Table 2

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(In thousands, except per share amounts)

(Unaudited)

		Three Months Ended
		July 31, 2008	April 30, 2008	July 31, 2007
Gross Profit Reconciliation:
GAAP gross profit		$70,436	$67,073	$47,792
Fair value adjustment of acquired inventory	A	6,076	—	—
Stock-based compensation expense included in cost of revenue	B	409	357	313
Amortization of intangible assets	C	966	336	336
Expenses for matters related to the stock option investigation	E	—	—	192

Non-GAAP gross profit		$77,887	$67,766	$48,633

Operating Income Reconciliation:
GAAP operating (loss)/income		$(5,140)	$7,547	$1,769
Fair value adjustment of acquired inventory	A	6,076	—	—
Stock-based compensation expense	B	4,249	4,039	3,349
Amortization of intangible assets	C	2,128	449	448
Restructuring	D	1,546	—	—
Expenses for matters related to the stock option investigation	E	703	1,536	1,883

Non-GAAP operating income		$9,562	$13,571	$7,449

Net Income Reconciliation:
GAAP net (loss)/income		$(5,835)	$12,483	$2,642
Fair value adjustment of acquired inventory	A	6,076	—	—
Stock based compensation expense	B	4,249	4,039	3,349
Amortization of intangible assets	C	2,128	449	448
Restructuring	D	1,546	—	—
Expenses for matters related to the stock option investigation	E	703	1,266	1,883
Non-GAAP tax provision	F	(2,063)	(1,546)	—
Exclusion of net tax benefit on a GAAP basis	G	—	(3,621)	—

Non-GAAP net income		$6,804	$13,070	$8,322

Earnings per Share Reconciliation:
GAAP diluted (loss)/income per share		$(0.15)	$0.32	$0.07
Fair value adjustment of acquired inventory	A	0.14	—	—
Stock based compensation expense	B	0.10	0.10	0.08
Amortization of intangible assets	C	0.05	0.01	0.01
Restructuring	D	0.04	—	—
Expenses for matters related to the stock option investigation	E	0.02	0.03	0.05
Non-GAAP tax provision	F	(0.04)	(0.04)	—
Exclusion of net tax benefit on a GAAP basis	G	—	(0.09)	—

Non-GAAP diluted income per share		$0.16	$0.33	$0.21

Shares used in computing basic net income per share		38,016	37,937	35,223
Dilutive securities		4,109	1,625	3,597

Shares used in computing diluted net income per share		42,125	39,562	38,820

Notes:

(A)	Purchase accounting requires that acquired inventory be adjusted to its estimated fair value.

As a result, the value of inventory acquired in the Packeteer acquisition was increased. As the acquired inventory is sold, the associated profit in acquired inventory increases the cost of revenue and reduces gross margins. The profit in acquired inventory has been excluded to facilitate comparability of gross margin between periods.

(B)	Results include stock-based compensation expense as follows:

Cost of revenue	$409	$357	$313
Research and development	1,117	1,038	1,102
Sales and marketing	1,521	1,329	1,114
General and administrative	1,202	1,315	820

Total	$4,249	$4,039	$3,349

(C)	Amortization of intangible assets associated with the acquisitions of Packeteer, certain NetCache assets, Permeo Technologies, Inc., Cerberian, Inc., and Ositis Software, Inc., in June 2008, September 2006, March 2006, November 2004 and November 2003, respectively.

(D)	Restructuring includes severance costs for Blue Coat employees terminated in connection with the Packeteer acquisition.

(E)	Includes expenses associated with matters related to the Company's stock option investigation and payments to former employees and tax authorities related to the taxes, penalties and interest.

(F)	For purposes of presenting non-GAAP results in a manner consistent with prior periods, the provision for income taxes on a non-GAAP basis was calculated using the expected long-term rate of 30%.

(G)	On a GAAP basis, the Company recognized a net tax benefit in Q4 2008 related to the partial reversal of a valuation allowance on its deferred tax assets, which were deemed to be non-recurring. This benefit was partially offset by a tax charge associated with the implementation of a new global business structure. As such, the Company has excluded the tax benefit on a GAAP basis in the reconciliation to non-GAAP results.

BLUE COAT SYSTEMS, INC.

Table 3

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

	July 31, 2008	April 30, 2008
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$75,456	$160,974
Short-term investments	—	1,204
Accounts receivable, net	72,341	59,056
Inventories	23,037	262
Prepaid expenses and other current assets	9,504	7,163
Deferred tax asset	8,684	7,294

Total current assets	189,022	235,953
Property and equipment, net	19,829	14,975
Restricted cash	861	861
Goodwill	242,288	92,243
Identifiable intangible assets, net	58,321	5,010
Investment in Packeteer, Inc.	—	25,092
Non-current deferred tax asset	10,478	11,867
Other assets	2,239	1,767

Total assets	$523,038	$387,768

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$17,515	$18,695
Accrued payroll and related benefits	20,864	16,464
Deferred revenue	88,322	68,242
Accrued restructuring	590	—
Other accrued liabilities	25,841	8,991

Total current liabilities	153,132	112,392
Deferred revenue, less current portion	27,242	21,318
Deferred rent, less current portion	2,081	1,349
Deferred income taxes	—	—
Other non-current liabilities	5,830	1,248
Convertible senior notes due 2013	75,686	—
Commitments and contingencies	—	—
Stockholders’ equity:
Common stock	2	2
Additional paid-in capital	1,142,165	1,128,903
Treasury stock	(903)	(903)
Accumulated deficit	(882,197)	(876,362)
Accumulated other comprehensive income	—	(179)

Total stockholders’ equity	259,067	251,461

Total liabilities and stockholders’ equity	$523,038	$387,768

BLUE COAT SYSTEMS, INC.

Table 4

RECONCILIATION OF PROJECTED GAAP NET LOSS

TO PROJECTED NON-GAAP NET INCOME

(In thousands, except per share amounts)

		Three Months Ended October 31, 2008
		Low	High
Projected GAAP net loss		$ (6,148)	$ (3,841)
Add back:
Fair value adjustment of acquired inventory	A	9,114	9,114
Stock based compensation expense	B	5,020	5,020
Amortization of intangible assets	C	3,248	3,248
Expenses for matters related to the stock option investigation	D	1,000	1,000
Tax adjustment	E	(5,515)	(5,515)

Projected Non-GAAP net income		$6,719	$9,026

Projected GAAP net loss per share		$(0.16)	$(0.10)
Add back:
Fair value adjustment of acquired inventory	A	0.21	0.21
Stock based compensation expense	B	0.11	0.11
Amortization of intangible assets	C	0.07	0.07
Expenses for matters related to the stock option investigation	D	0.02	0.02
Tax adjustment	E	(0.13)	(0.13)
Anti-dilution adjustment for GAAP-based net loss		0.03	0.02

Projected Non-GAAP net income per share		$0.15	$0.20

Blue Coat uses non-GAAP financial measures of income for internal evaluation and to report the results of its business. These non-GAAP financial measures are not in accordance with, nor an alternative to, GAAP. The measures are intended to supplement GAAP financial information, and may be different from non-GAAP financial measures used by other companies. Blue Coat believes that these measures provide useful information to its management, board of directors and investors regarding its ongoing operating activities and business trends related to its financial condition and results of operations. Blue Coat believes that it is useful to provide investors with information to understand how specific line items in the statement of operations are affected by certain items, such as stock-based compensation expense, expenses related to the stock option investigation and related restatement of the Company’s consolidated financial statements, amortization of intangible assets, legal settlement expenses, and restructuring expenses. In addition, the Company’s management and board of directors use certain non-GAAP financial measures in developing operating budgets and in reviewing the Company’s financial results of operations, since items such as stock-based compensation expense, expenses related to the stock option investigation and related restatement of the Company’s consolidated financial statements, amortization of intangible assets, legal settlement expenses, and restructuring expenses do not impact its current resource allocation decisions. Additionally, the Company believes that inclusion of these non-GAAP financial measures provides consistency and comparability with its past reports of financial results. However, investors should be aware that non-GAAP measures have inherent limitations and should be read in conjunction with the Company’s consolidated financial statements prepared in accordance with GAAP.

(A)	The profit in acquired inventory has been excluded to facilitate comparability of gross margins between periods.

(B)	Stock based compensation expense consists of non-cash charges for employee stock options, restricted stock awards, restricted stock units, and employee stock purchase plan awards determined in accordance with SFAS No.123(R).

(C)	Amortization of intangible assets consists of non-cash charges arising from prior acquisitions.

(D)	These expenses are related to the Company’s stock option investigation and related restatement of the Company’s consolidated financial statements, which is discussed in detail in the Company’s annual report on Form 10-K for the year ended April 30, 2008.

(E)	The Non-GAAP provision for income taxes was calculated using the expected long-term effective tax rate of 30%.